Exhibit 99.1

     Community Capital Corporation Reports 15 Percent Increase in
    Second Quarter Earnings and Announces Quarterly Cash Dividend

    GREENWOOD, S.C.--(BUSINESS WIRE)--July 18, 2005--Community Capital Corporation (AMEX: CYL) reports operating results for the second quarter and six months ended June 30, 2005.
    Net income for the three months ended June 30, 2005 was $1,629,000, an increase of 15 percent from $1,416,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.41, up from $0.35 reported in 2004. Return on average assets was
1.16 percent for the second quarter of 2005 compared to 1.11 percent for the same period in 2004. Return on average equity for the second quarter was 11.63 percent compared to 10.46 percent in 2004.
    Net income for the six months ended June 30, 2005 was $3,162,000 versus $2,690,000, an increase of 18 percent. Diluted earnings per share for the period were $0.80, up from $0.69 reported in 2004.
    Year to date return on average assets was 1.14 percent compared to
1.13 percent for the same period in 2004. Return on equity was 11.48 percent compared to 10.42 percent in 2004. Total assets increased 8 percent to $576,259,000 at June 30, 2005 from $532,614,000 at June 30,
2004. Total loans increased $41,617,000 or 10 percent to $441,373,000 at June 30, 2005, compared to $399,756,000 at June 30, 2004. Total deposits increased $53,958,000 or 14 percent to $432,694,000 from $378,736,000. Shareholders' equity at June 30, 2005 was $56,931,000 compared to $54,683,000 at June 30, 2004.
    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by September 2, 2005 to shareholders of record as of August 19, 2005. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.
    Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations into a single subsidiary. CapitalBank operates 16 community-oriented branches throughout upstate South Carolina that offer a full array of banking services.
    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.



INCOME STATEMENT DATA
(Dollars in thousands, except per share data)

                              Three Months Ended     Six Months Ended
                                   June 30                June 30
                                2005      2004       2005        2004
                             (Unaudited)          (Unaudited)
----------------------------------------------------------------------
Interest income                7,501      6,280     14,589     11,892
-------------------------- ---------- ---------- ---------- ----------
Interest expense               2,595      1,488      4,945      2,892
-------------------------- ---------- ---------- ---------- ----------
Net interest income            4,906      4,792      9,644      9,000
-------------------------- ---------- ---------- ---------- ----------
Provision for loan losses        100        450        200        550
-------------------------- ---------- ---------- ---------- ----------
Net int. income after
 provision                     4,806      4,342      9,444      8,450
-------------------------- ---------- ---------- ---------- ----------
Non-interest income:
----------------------------------------------------------------------
     Service charges on
      deposit accounts           793        700      1,523      1,267
-------------------------- ---------- ---------- ---------- ----------
     Residential mortgage
      origination fees           221        268        399        498
-------------------------- ---------- ---------- ---------- ----------
     Commissions from
      sales of mutual
      funds                       54         95         93        148
-------------------------- ---------- ---------- ---------- ----------
     Income from fiduciary
      activities                 204        147        410        272
-------------------------- ---------- ---------- ---------- ----------
     Gain on sales of
      securities
      available-for-sale           -          5          -          5
-------------------------- ---------- ---------- ---------- ----------
     Gain on sales of
      fixed assets               124          -        124          -
-------------------------- ---------- ---------- ---------- ----------
     Other operating
      income                     325        257        647        478
-------------------------- ---------- ---------- ---------- ----------
Non-interest expense:
----------------------------------------------------------------------
     Salaries and employee
      benefits                 2,484      2,273      4,811      4,354
-------------------------- ---------- ---------- ---------- ----------
     Net occupancy expense       234        289        480        581
-------------------------- ---------- ---------- ---------- ----------
     Amortization of
      intangible assets          127        133        258        236
-------------------------- ---------- ---------- ---------- ----------
     Furniture and
      equipment expense          240        156        471        300
-------------------------- ---------- ---------- ---------- ----------
     Loss on sales of
      securities
      available-for-sale         107          -         86          -
-------------------------- ---------- ---------- ---------- ----------
     Loss on sales of
      fixed assets                 -          9          -          9
-------------------------- ---------- ---------- ---------- ----------
     Other operating
      expenses                 1,298      1,283      2,428      2,368
-------------------------- ---------- ---------- ---------- ----------
Gain on sale of
 nonmarketable equity
 securities
----------------------------------------------------------------------
Income before taxes            2,037      1,671      4,106      3,270
-------------------------- ---------- ---------- ---------- ----------
Income tax expense               408        255        944        580
-------------------------- ---------- ---------- ---------- ----------
Net income                     1,629      1,416      3,162      2,690
-------------------------- ---------- ---------- ---------- ----------

----------------------------------------------------------------------
Primary earnings per share $    0.42  $    0.36   $   0.82   $   0.71
-------------------------- ---------- ---------- ---------- ----------
Diluted earnings per share $    0.41  $    0.35   $   0.80   $   0.69
-------------------------- ---------- ---------- ---------- ----------

----------------------------------------------------------------------
Average shares outstanding
 (fully diluted)           3,964,609  4,027,365  3,962,189  3,889,450
-------------------------- ---------- ---------- ---------- ----------
Return on average assets        1.16%      1.11%      1.14%      1.13%
-------------------------- ---------- ---------- ---------- ----------
Return on average equity       11.63%     10.46%     11.48%     10.42%
-------------------------- ---------- ---------- ---------- ----------
Net interest income (fully
 tax equivalent)               5,045      4,936      9,925      9,266
-------------------------- ---------- ---------- ---------- ----------
Net interest margin (fully
 tax equivalent)                3.95%      4.27%      3.93%      4.30%
-------------------------- ---------- ---------- ---------- ----------
Efficiency ratio               65.98%     64.59%     65.00%     65.72%
-------------------------- ---------- ---------- ---------- ----------

  BALANCE SHEET DATA
   (Dollars in thousands, except per share data)

                                                     June 30
                                                 2005       2004
                                             (Unaudited)
-------------------------------------------------------------------
Total assets                                   576,259     532,614
-------------------------------------------------------------------
Investment securities                           81,377      77,298
-------------------------------------------------------------------
Loans                                          441,373     399,756
-------------------------------------------------------------------
Allowance for loan losses                        5,968       5,431
-------------------------------------------------------------------
Total intangible assets                         11,175      11,386
-------------------------------------------------------------------
Total deposits                                 432,694     378,736
-------------------------------------------------------------------
Other borrowings                                82,544      95,772
-------------------------------------------------------------------
Shareholders' equity                            56,931      54,683
-------------------------------------------------------------------

-------------------------------------------------------------------
Book value per share                            $14.62      $13.88
-------------------------------------------------------------------
Equity to assets                                  9.88%      10.27%
-------------------------------------------------------------------
Loan to deposit ratio                           102.01%     105.55%
-------------------------------------------------------------------
Allowance for loan losses/loans                   1.35%       1.36%
-------------------------------------------------------------------

  Average Balances:              Three Months Ended  Six Months Ended
                                      June 30            June 30
                                   2005     2004      2005      2004

Average total assets             562,772  515,101   559,311   479,575
----------------------------------------------------------------------
Average loans                    433,784  386,673   431,389   363,077
----------------------------------------------------------------------
Average earning assets           512,717  465,090   509,693   433,661
----------------------------------------------------------------------
Average deposits                 429,686  378,589   422,864   357,139
----------------------------------------------------------------------
Average interest bearing
 deposits                        375,132  333,163   370,757   315,522
----------------------------------------------------------------------
Average non-interest
 bearing deposits                 54,554   45,426    52,107    41,617
----------------------------------------------------------------------
Average other borrowings          73,581   80,324    77,868    69,572
----------------------------------------------------------------------
Average shareholders'
 equity                           56,183   54,433    55,557    51,904
----------------------------------------------------------------------

----------------------------------------------------------------------
    Asset quality:
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans               2,615    1,464     2,615     1,464
----------------------------------------------------------------------
Other real estate                     98       99        98        99
----------------------------------------------------------------------
Loans past due 90+ days              244       34       244        34
----------------------------------------------------------------------
Net charge-offs                        7       25        40       136
----------------------------------------------------------------------
Net charge-offs to average
 loans                              0.00%    0.01%     0.01%     0.04%
----------------------------------------------------------------------

    CONTACT: Community Capital Corp.
             R. Wesley Brewer, 864/941-8290;
              wbrewer@capitalbanksc.com
             or Lee Lee M. Lee, 864/941-8242;
              llee@capitalbanksc.com; www.comcapcorp.com